SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                           AMENDMENT NO.1 TO FORM 8-K

                                ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 12, 2006


                    CARGO CONNECTION LOGISTICS HOLDING, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           FLORIDA                         0-28223                65-0510294
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)      (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                               600 Bayview Avenue
                             Inwood, New York 11096
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (516) 239-7000
                            (ISSUER TELEPHONE NUMBER)



                            (FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIALS STATEMENTS TO A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The consolidated balance sheet and statement of operations included in the financial statements filed by Cargo Connection Logistics Holding, Inc. prior to the date of this current report on Form 8-K will be restated as discussed below.

On April 12, 2006, after management consulted with its independent auditor, Friedman & Co., LLP, it was determined that we would restate previously issued consolidated financial statements for the two years ended December 31, 2004 and 2003, as well as the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 to correct for errors in the accounting for Convertible Debenture Notes, Stand Alone Warrants and as a result of certain registration rights granted to the investors of these notes, potential Liquidated Damages, interest rate adjustments and conversion option features that were not previously recorded.

More specifically, the convertible debt have been previously been accounted for under EITF 98-5 and EITF 00-27 using the intrinsic value accounting model which includes accounting for beneficial conversion features. It has been determined that the secured convertible debentures have embedded derivatives requiring bifurcation under EITF 00-19 which require these instruments to be accounted for under SFAS 133 using the fair value accounting model.

Accordingly, the financial statements of Cargo Connection Logistics Holding, Inc. for the two years ended December 31, 2004 and 2003, as well as the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 do not present fairly, in all material respects, the financial position of Cargo Connection Logistics Holding, Inc. in conformity with generally accepted accounting principles generally accepted in the United States of America; and therefore should not be relied upon. As such, the Company intends to file an amendment to its Form 10-KSB for the year ended December 31, 2004 with revised audited financial statements for the Company. The Company expects to file the amended Form 10-KSB on or before June30, 2006.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired:

            None

      (b)   Exhibits

            None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CARGO CONNECTION LOGISTICS HOLDING, INC.


                                        By: /s/ Scott Goodman
                                            ------------------------------------
                                            Scott Goodman
                                            Chief Financial Officer

Dated: May 19, 2006